  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014 (July 22, 2014)

 _________________

TERRAPIN 3 ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36547	46-4388636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Terrapin Partners, LLC 590 Madison Avenue 35th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 710-4100

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

As previously reported in the Registration Statement on Form S-1/A, filed by Terrapin 3 Acquisition Corporation (the “Company”) on July 11, 2014, on June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of Rothstein Kass & Company, P.C. and certain of its affiliates (“Rothstein Kass”), the Company’s former independent registered public accounting firm.  On July 22, 2014, with the approval of its Audit Committee, the Company engaged KPMG as its new independent registered public accounting firm.

During the period from December 31, 2013 (inception) to March 31, 2014 and through the subsequent interim period prior to the Company’s engagement of KPMG, the Company did not consult with KPMG on either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that may be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in item 304(a)(1)(v) of Regulation S-K.  In addition, KPMG did not provide any written or oral advice to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 8.01   Other Events

On July 22, 2014, the Company consummated its initial public offering (“IPO”) of 21,275,000 Units (“Units”), each Unit consisting of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one warrant (“Warrant”) to purchase one half of one share of Class A Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-196980). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $212,750,000, which includes the full exercise of the underwriter’s overallotment option.

As previously reported on the Current Report on Form 8-K of the Company dated July 22, 2014, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 12,000,000 placement warrants (the “Placement Warrants”), issued to MIHI LLC, Apple Orange LLC, Noyac Path LLC, and Periscope, LLC, generating gross proceeds of $6,000,000.

A total of $212,750,000 of the net proceeds from the IPO and the Private Placement, in the aggregate, were placed in a trust account established for the benefit of the Company’s public stockholders.  An audited balance sheet as of July 22, 2014, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet of the Company, as of July 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2014

TERRAPIN 3 ACQUISITION CORPORATION

By:	/s/ Sanjay Arora
Name: Sanjay Arora
Title: Chief Executive Officer